                                      ANNUAL REPORT TO SHAREHOLDERS
                                      December 31, 2001
                                      Institutional Class

       LEGG MASON
--------------------------------------------------------------------------------

       OPPORTUNITY TRUST

                                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  We are pleased to provide you with Legg Mason Opportunity Trust's annual report for the year ended December 31, 2001.

  Bill Miller, the Fund's portfolio manager, discusses the investment outlook and the Fund's performance on the following pages.

  Ernst & Young LLP, the Fund's independent auditors, has completed its annual examination of the Fund, and audited financial statements for the fiscal year ended December 31, 2001, are included in this report.

  I am pleased to report that Mark R. Fetting is the new President of the Legg Mason Opportunity Trust and other Legg Mason mutual funds. Mark, who has more than 23 years of investment experience, is a graduate of the University of Pennsylvania's Wharton School and received an M.B.A. with distinction from the Harvard Business School. Jennifer Murphy continues as a Director of the Fund. Jennifer is also Chief Operating Officer of Legg Mason Funds Management, Inc., investment adviser to the Fund.

                                          Sincerely,

                                          /s/ JOHN F. CURLEY, JR.

                                          John F. Curley, Jr.
                                          Chairman

February 1, 2002

Portfolio Manager's Comments
Legg Mason Opportunity Trust

  Cumulative returns for the Fund and a comparative group for periods ended December 31, 2001, are listed in the table below.

                                   FIRST    SECOND     THIRD    FOURTH
                                  QUARTER   QUARTER   QUARTER   QUARTER                SINCE
                                   2001      2001      2001      2001     1 YEAR    INCEPTION(A)
------------------------------------------------------------------------------------------------
Opportunity Trust
  Institutional Class(B)           +5.82%   +11.78%   -29.32%   +23.07%    +2.88%     -2.66%

S&P 500(C)                        -11.86%    +5.85%   -14.69%   +10.71%   -11.87%    -19.55%
DJIA(D)                            -8.04%    +6.74%   -15.37%   +13.84%    -5.43%     -1.69%
NASDAQ Composite(E)               -25.51%   +17.43%   -30.64%   +30.13%   -21.05%    -50.82%
Lipper Diversified Equity
  Funds(F)                        -13.50%    +8.53%   -17.81%   +14.81%   -10.89%    -14.00%
Lipper Multi-Cap Core Funds(G)    -11.88%    +6.56%   -16.51%   +12.68%   -10.89%    -15.47%

---------------

  Source: Lipper Inc.

The Fund rebounded 23.1% in the fourth calendar quarter of 2001, almost enough to overcome the 29.3% decline we suffered in the third quarter. Despite a losing second half, we managed to squeak into the black for the full year, something not many other funds were able to accomplish. The average equity fund lost about 11% for the year. The market over the last two years is down almost 20%. The market hasn't had three down years in a row since World War II, and we do not expect to have to revise that statement.

  What we do expect this year is for stocks to return to positive territory, driven by a return to economic growth, a rebound in corporate profits, inflation that should be under 2%, and a Fed that is months, if not years, away from raising interest rates. Valuations, though, are too high, in my opinion, to permit the kind of robust returns investors became accustomed to during the 1982-1999 bull market. The table below shows the returns that have been achieved coming out of recession over the past 30 years.

                                    1-YEAR RETURN FOLLOWING
                                       MAJOR MARKET LOWS
                                -------------------------------
                                                     DOW JONES
                                                     INDUSTRIAL
    MAJOR LOW                   S&P 500               AVERAGE
------------------              -------              ----------
October 4, 1974                  37.9%                 39.1%
August 9, 1982                   55.3%                 49.6%
October 10, 1990                 28.8%                 25.9%
September 21, 2001               19.6%                 22.2% (through close on January 10, 2002)

---------------

(A) Opportunity Trust Institutional Class inception date is June 26, 2000. Index returns are for periods beginning June 30, 2000.

(B) Opportunity Trust Institutional Class standardized returns can be found in the Performance Information section of this report.

(C) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(D) A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

(E) A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

(F) Average of all large-, multi-, mid-, and small-caps and the Specialty Equity Funds (S&P 500 Index, Equity Income, and Specialty Diversified Equity funds) as classified by Lipper.

(G) Average of the 400 funds comprising the Lipper universe of multi-cap core funds, defined as funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

  In both 1974 and 1982, the market bottomed at 6 to 7x earnings, setting the stage for a significant rebound. In 1990, valuations were more in line with those prevailing today on an interest rate adjusted basis. Since short rates fell from 1990 to 1993, and are unlikely to fall much from today's level of under 2%, the Fed will at best be neutral coming out of this recession. From the low on September 21, the market has already risen almost 20%. I think there is maybe another 10% or so to go this year on the popular averages. I am definitely not in the camp of some of the prominent investors in the annual Barron's Roundtable who think we are headed for three down years in a row. If the economy recovers as I think likely, I can see little reason for multiples to contract so much that it would result in stocks losing ground yet again.

  The Fund's portfolio is constructed so as to benefit from an economic rebound. The names are heavily weighted to companies whose stock prices have declined sharply as a result of the recession, the collapse of telecom, and the upsurge in credit problems. Companies such as Level 3, Providian, Conseco, and AmeriCredit should be leveraged beneficiaries of a stronger economy. If the economy has a double dip recession, as some think, we would likely fare quite poorly, since a few of our holdings may not survive under such circumstances.

  As I have written previously, this Fund should not be your sole exposure to the equity market. Its portfolio is considerably more volatile than the overall market, which was evident in its behavior last year. Despite finishing in the black, our third quarter decline of almost 30% was among the worst for funds investing in the market capitalization range where we are currently positioned. Then, as now, our positioning was for a recovery. We are even more exposed now to a sharp reversal in the economy than we were last summer.

  We have increased our exposure to high yield bonds since I last wrote to you. I regard this asset class as among the most attractive not only now but for the next several years, assuming prices don't rise dramatically to reflect that. Our investment in the debt of Exodus is winding down. The bankruptcy court approved the sale of most of the company's assets to Cable and Wireless and we will receive cash soon to reflect that. The investment was not a success, as we will end up losing money. Contrary to our expectations, no other bidder emerged for Exodus's assets and we believe C&W will do quite well as a result (so do they). Our other major high yield positions are faring better. Level 3 effected a debt-for-equity swap that led to the bond's moving into the high 50s before retreating recently. Amazon's debt has traded firmly and we expect it to strengthen, perhaps significantly, over the next twelve months, as its economic model becomes clearer to the market. We also own debt in one of the infamous Enron partnerships, known as Osprey. It is an educational experience and we expect to learn a lot as details of it unfold.

  We made one unusual purchase this quarter: Davis Partners Fund. This is a partnership whose majority owners are the principals of the Davis Funds, one of the most successful investment vehicles of the past 20 years or so. This fund, which is not available to the public (we are the only outside investor) is a more focused version of their public funds, is leveraged, and also invests in private deals. I have known the principals for some years and have high regard for their ability. We have a profit in this one (so far). If you want to know more about the Davis family, you might look at "The Davis Dynasty" by John Rothchild, available on Amazon at 30% off the list price.

  We have established two new major positions: AmeriCredit and Broadwing. AmeriCredit lends money to people to buy cars. It finances purchases for those unable to obtain credit from traditional auto financing sources. The company survived the last shakeout in sub-prime lending and now leads its field. As recently as August it traded above $60; now it is in the low $20's. We expect earnings of $3.75 this year and growth of over 20% per year for the next three years. We think $60 is a reasonable expectation over that same period. Broadwing is the old Cincinnati Bell married to a new age telecom company. The old regional telephone company's cash flow funds the high growth businesses such as data transport. Led by an experienced management team, we expect the company to turn cash positive this year. It is a prime candidate for consolidation in a year or two. We estimate private market value to be in the $18 to $20 range, about double the stock's current price.

  As always, we appreciate your support and confidence. Please feel free to contact us and make any suggestions you think appropriate.

                                          Bill Miller, CFA

January 22, 2002
DJIA 9713.80

Performance Information
Legg Mason Opportunity Trust

Performance Comparison of a $1,000,000 Investment as of December 31, 2001

  The following graph compares the Fund's total returns to the S&P 500 Stock Composite Index. The graph illustrates the cumulative total return of an initial $1,000,000 investment made at the Institutional Class's inception (June 26, 2000). The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing the index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund's results and the index's results assume reinvestment of all dividends and distributions.

  Total return measures investment performance in terms of appreciation or depreciation in the Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods.

  The Fund has two classes of shares: Primary Class and Institutional Class. Information about the Primary Class is contained in a separate report to its shareholders.

  THE GRAPH AND TABLE BELOW DO NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

  PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE.

Opportunity Trust -- Institutional Class

  ----------------------------------------------------
                      Cumulative       Average Annual
                     Total Return       Total Return
  ----------------------------------------------------
  One Year              +2.88%             +2.88%
  Life of Class(+)      -2.66%             -1.76%
  ----------------------------------------------------
  + Inception date: June 26, 2000
  ----------------------------------------------------

Opportunity Trust graph

                                                              OPPORTUNITY TRUST INSTITUTIONAL      STANDARD & POOR'S 500 STOCK
                                                                           CLASS                        COMPOSITE INDEX(A)
                                                              -------------------------------      ---------------------------
6/26/00                                                                   1000000.00                       1000000.00
6/30/00                                                                    992345.00                       1000000.00
9/30/00                                                                   1052630.00                        990300.00
12/31/00                                                                   946163.00                        912800.00
3/31/01                                                                   1001180.00                        804600.00
6/30/01                                                                   1119090.00                        851700.00
9/30/01                                                                    790926.00                        726600.00
12/31/01                                                                   973400.00                        804500.00

(A) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market. Index returns are for periods beginning June 30, 2000.

Opportunity Trust

SELECTED PORTFOLIO PERFORMANCE (A)

Strong performers for the year ended December 31, 2001(B)
-----------------------------------------------------------
  1.    Hollywood Entertainment Corporation     +1,244.9%
  2.    Cott Corporation                          +108.5%
  3.    TALK America Holdings, Inc., Cv.,
          4.5%, due 9/15/02                        +57.1%
  4.    Pentair, Inc.                              +50.9%
  5.    Amazon.com, Inc., Cv., 4.75%, due
          2/1/09                                   +33.1%
Weak performers for the year ended December 31, 2001(B)
-----------------------------------------------------------
  1.    TALK America Holdings, Inc.                -71.5%
  2.    Gateway, Inc.                              -55.3%
  3.    Acxiom Corporation                         -55.1%
  4.    Amazon.com, Inc.                           -30.5%
  5.    Unisys Corporation                         -14.3%

(A) Individual security performance is measured by the change in the security's price; for stocks, reinvestment of dividends is not included.

(B) Securities held for the entire year.

PORTFOLIO CHANGES

Securities added during the 4th quarter 2001
----------------------------------------------------
AmeriCredit Corp.
Broadwing Inc.
Davis Partners Fund I, LLP
Osprey Trust Osprey I Inc., 7.797%, due 1/15/03
Providian Financial Corporation, Cv., 0%, due
  2/15/21
Securities sold during the 4th quarter 2001
----------------------------------------------------
Dell Computer Corporation
E*Trade Group, Inc.
Knight Trading Group, Inc.
Nextel Communications, Inc.
The FINOVA Group Inc.
Tricon Global Restaurants, Inc.

Statement of Net Assets

December 31, 2001
(Amounts in Thousands)

Legg Mason Opportunity Trust

                                                                             Shares/Par                     Value
--------------------------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 84.0%

Capital Goods -- 6.8%
  Manufacturing (Diversified) -- 3.4%
  Pentair, Inc.                                                                   1,600                   $   58,416
                                                                                                          ----------
  Waste Management -- 3.4%
  Republic Services, Inc.                                                         3,000                       59,910(A)
                                                                                                          ----------
Communications Services -- 8.7%
  Telecommunications (Long Distance) -- 5.9%
  Level 3 Communications, Inc.                                                   20,000                      100,000(A,B)
  TALK America Holdings, Inc.                                                     5,574                        2,285(A,B)
                                                                                                          ----------
                                                                                                             102,285
                                                                                                          ----------
  Telephone -- 2.8%
  Broadwing Inc.                                                                  5,200                       49,400(A)
                                                                                                          ----------
Consumer Cyclicals -- 16.6%
  Gaming, Lottery and Pari-Mutuel Companies -- 3.1%
  Mandalay Resort Group                                                           2,000                       42,800(A)
  Pinnacle Entertainment, Inc.                                                    1,800                       10,854(A,B)
                                                                                                          ----------
                                                                                                              53,654
                                                                                                          ----------
  Retail (Home Shopping) -- 3.8%
  Amazon.com, Inc.                                                                6,200                       67,084(A)
                                                                                                          ----------
  Retail (Specialty - Apparel) -- 3.8%
  Abercrombie & Fitch Co.                                                         2,500                       66,325(A)
                                                                                                          ----------
  Services (Advertising/Marketing) -- 3.2%
  Acxiom Corporation                                                              3,200                       55,904(A)
                                                                                                          ----------
  Services (Commercial and Consumer) -- 2.7%
  Viad Corp                                                                       2,000                       47,360
                                                                                                          ----------
Consumer Staples -- 6.3%
  Beverages (Non-Alcoholic) -- 3.9%
  Cott Corporation                                                                4,354                       69,232(A,B)
                                                                                                          ----------
  Entertainment -- 2.4%
  AOL Time Warner Inc.                                                              445                       14,284(A)
  Hollywood Entertainment Corporation                                             1,901                       27,160
                                                                                                          ----------
                                                                                                              41,444
                                                                                                          ----------

                                                                             Shares/Par                     Value
--------------------------------------------------------------------------------------------------------------------
Energy -- 2.2%
  Oil and Gas (Exploration and Production) -- 2.2%
  Devon Energy Corporation                                                        1,000                   $   38,650
                                                                                                          ----------
Financials -- 15.6%
  Consumer Finance -- 7.1%
  AmeriCredit Corp.                                                               2,800                       88,340(A)
  Providian Financial Corporation                                                10,000                       35,500
                                                                                                          ----------
                                                                                                             123,840
                                                                                                          ----------
  Insurance (Life/Health) -- 6.7%
  Conseco, Inc.                                                                  12,500                       55,750(A)
  UnumProvident Corporation                                                       2,300                       60,973
                                                                                                          ----------
                                                                                                             116,723
                                                                                                          ----------
  Savings and Loan Companies -- 1.8%
  Washington Mutual, Inc.                                                         1,000                       32,700
                                                                                                          ----------
Health Care -- 5.4%
  Health Care (Managed Care) -- 3.4%
  Oxford Health Plans, Inc.                                                       2,000                       60,280(A)
                                                                                                          ----------
  Health Care (Specialized Services) -- 2.0%
  Omnicare, Inc.                                                                  1,400                       34,832
                                                                                                          ----------
Limited Partnership Units -- 0.9%
  Davis Partners Fund I, LLP                                                     15,000                       15,130(D)
                                                                                                          ----------
Technology -- 21.5%
  Communications Equipment -- 2.4%
  Research In Motion Limited                                                      1,800                       42,696(A)
                                                                                                          ----------
  Computers (Hardware) -- 3.7%
  Gateway, Inc.                                                                   8,000                       64,320(A)
                                                                                                          ----------
  Computers (Networking) -- 6.9%
  Enterasys Networks, Inc.                                                        7,000                       61,950(A)
  Riverstone Networks, Inc.                                                       3,500                       58,100(A)
                                                                                                          ----------
                                                                                                             120,050
                                                                                                          ----------
  Computers (Software/Services) -- 8.5%
  eSpeed, Inc.                                                                    2,500                       20,700(A)
  KPMG Consulting Inc.                                                            1,900                       31,483(A)
  Symantec Corporation                                                              700                       46,431(A)
  Unisys Corporation                                                              4,000                       50,160(A)
                                                                                                          ----------
                                                                                                             148,774
                                                                                                          ----------
Total Common Stock and Equity Interests (Identified Cost -- $1,406,500)                                    1,469,009
--------------------------------------------------------------------------------------------------------------------

                                                                             Shares/Par                     Value
--------------------------------------------------------------------------------------------------------------------
Corporate and Other Bonds -- 12.3%

Amazon.com, Inc., Cv., 4.75%, due 2/1/09                                     $   20,000                   $    9,885(C)
Amazon.com, Inc., Cv., 4.75%, due 2/1/09                                        126,500                       62,525
Exodus Communications, Inc., 10.75%, due 12/15/09                                10,000                        1,850(E,F)
Exodus Communications, Inc., 11.625%, due 7/15/10                               244,000                       45,140(E,F)
Level 3 Communications, Inc., 9.125%, due 5/1/08                                136,850                       68,425(B)
Osprey Trust Osprey I Inc., 7.797%, due 1/15/03                                  95,000                       18,050(C,E)
Providian Financial Corporation, Cv., 0%, due 2/15/21                            17,000                        2,890
TALK America Holdings, Inc., Cv., 4.5%, due 9/15/02                              27,008                        5,942(B)
                                                                                                          ----------
Total Corporate and Other Bonds (Identified Cost -- $316,404)                                                214,707
--------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 3.2%

Goldman, Sachs & Company
  1.76%, dated 12/31/01, to be repurchased at $28,266 on 1/2/02
  (Collateral: $28,795 Fannie Mae mortgage-backed securities, 6.5% due
  5/1/30, value $28,969)                                                         28,263                       28,263

State Street Bank & Trust Company
  1.7%, dated 12/31/01, to be repurchased at $28,266 on 1/2/02 (Collateral:
  $28,355 Freddie Mac notes, 4.1%, due 9/12/03, value $28,833)                   28,263                       28,263
                                                                                                          ----------
Total Repurchase Agreements (Identified Cost -- $56,526)                                                      56,526
--------------------------------------------------------------------------------------------------------------------
Total Investments -- 99.5% (Identified Cost -- $1,779,430)                                                 1,740,242
Other Assets Less Liabilities -- 0.5%                                                                          8,036
                                                                                                          ----------

NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
  175,279 Primary Class shares outstanding                                   $1,825,245
    3,168 Institutional Class shares outstanding                                 33,746
Accumulated net investment income/(loss)                                          3,158
Accumulated net realized gain/(loss) on investments                             (74,683)
Unrealized appreciation/(depreciation) of investments                           (39,188)
                                                                             ----------

NET ASSETS -- 100.0%                                                                                      $1,748,278
                                                                                                          ==========
NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                                                $9.80
                                                                                                          ==========
  INSTITUTIONAL CLASS                                                                                          $9.78
                                                                                                          ==========
--------------------------------------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Affiliated Company -- As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2001, the total market value of Affiliated Companies was $256,738 and the identified cost was $223,428.

(C) Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 1.6% of net assets.

(D) Investment is a limited partnership organized under the laws of the State of Delaware. The Fund invested $15,000 in the partnership during November 2001. This investment is subject to withdrawal restrictions under the partnership agreement, and is illiquid and valued at fair value under procedures adopted by the Board of Directors.

(E) Bond is in default.

(F) In bankruptcy proceedings.

See notes to financial statements.

Statement of Operations

For the Year Ended December 31, 2001
(Amounts in Thousands)

Legg Mason Opportunity Trust

-------------------------------------------------------------------------------------
Investment Income:

Dividends(A)                                                  $  5,705
Interest                                                        29,929
                                                              --------
      Total income                                                           $ 35,634
                                                                             --------

Expenses:

Management fee                                                  11,690
Distribution and service fees                                   14,994(B)
Audit and legal fees                                                67
Custodian fee                                                      248
Directors' fees                                                     22
Registration fees                                                  235
Reports to shareholders                                            206
Transfer agent and shareholder servicing expense                   911(B)
Other expenses                                                     137
                                                              --------
      Total expenses                                                           28,510
                                                                             --------
NET INVESTMENT INCOME/(LOSS)                                                    7,124
                                                                             --------

Net Realized and Unrealized Gain/(Loss):

Realized gain/(loss) on:
      Investments                                              (63,138)(C)
      Securities sold short                                      8,739

Change in unrealized appreciation/(depreciation) of
  investments and foreign currency translations                 17,435
                                                              --------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  AND SECURITIES SOLD SHORT                                                   (36,964)
-------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                               $(29,840)
-------------------------------------------------------------------------------------

(A) Net of foreign taxes withheld of $68.

(B) See Note 1 to financial statements.

(C) Includes $2,685 of realized gain on sale of shares of Affiliated Companies.

See notes to financial statements.

Statement of Changes in Net Assets

(Amounts in Thousands)

Legg Mason Opportunity Trust

                                                                   For the Years Ended
                                                                      December 31,
                                                               ---------------------------
                                                                   2001           2000
------------------------------------------------------------------------------------------
Change in Net Assets:

Net investment income/(loss)                                    $    7,124     $    4,540

Net realized gain/(loss) on investments and foreign currency
  transactions                                                     (54,399)        (5,789)

Change in unrealized appreciation/(depreciation) of
  investments and foreign
  currency translations                                             17,435        (54,476)
------------------------------------------------------------------------------------------
Change in net assets resulting from operations                     (29,840)       (55,725)

Distributions to shareholders from:
  Net investment income:
      Primary Class                                                 (6,242)        (4,101)
      Institutional Class                                             (384)          (145)
  Net realized gain on investments:
      Primary Class                                                     --        (14,345)
      Institutional Class                                               --           (175)
Change in net assets from Fund share transactions:
      Primary Class                                                636,485      1,042,905
      Institutional Class                                           19,817         13,935
------------------------------------------------------------------------------------------
Change in net assets                                               619,836        982,349

Net Assets:

Beginning of year                                                1,128,442        146,093
------------------------------------------------------------------------------------------
End of year                                                     $1,748,278     $1,128,442
------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)                      $    3,158     $      987
------------------------------------------------------------------------------------------

See notes to financial statements.

Financial Highlights

Legg Mason Opportunity Trust

  Contained below is per share operating performance data for an Institutional Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                                      Investment Operations
                                                           -------------------------------------------
                                               Net Asset                    Net Realized
                                                Value,          Net        and Unrealized   Total From
                                               Beginning    Investment     Gain/(Loss) on   Investment
                                                of Year    Income/(Loss)    Investments     Operations
------------------------------------------------------------------------------------------------------
Year Ended
     Dec. 31, 2001                              $ 9.63         $ .12(A)        $ .15(A)       $ .27
Period Ended
     Dec. 31, 2000(B)                            10.45           .03            (.59)          (.56)
------------------------------------------------------------------------------------------------------

(A)The effect of the adoption of the provisions of the AICPA Audit and Accounting Guide (see Note 1) for the year ended December 31, 2001, was an increase in net investment income per share of $0.07, a decrease in net realized and unrealized gain/(loss) per share of $0.07, and an increase in the ratio of net investment income/(loss) to average net assets from 0.62% to 1.45%. Per share data for the period prior to January 1, 2001, has not been restated to reflect this change in accounting.

(B)For the period June 26, 2000 (commencement of operations) to December 31,
   2000.

(C)Not annualized.

(D)Annualized.

See notes to financial statements.

                 Distributions                                                  Ratios/Supplemental Data
    ----------------------------------------               -------------------------------------------------------------------
                  From Net                     Net Asset                          Net Investment
     From Net     Realized                      Value,                Expenses    Income/(Loss)    Portfolio     Net Assets,
    Investment     Gain on         Total        End of      Total    to Average     to Average     Turnover      End of Year
      Income     Investments   Distributions     Year      Return    Net Assets     Net Assets       Rate      (in thousands)
------------------------------------------------------------------------------------------------------------------------------
      $(.12)        $  --          $(.12)        $9.78      2.88%       .87%          1.45%(A)       59.6%         $30,995
       (.12)         (.14)          (.26)         9.63     (5.38)%(C)    .91%(D)       .92%(D)       25.9%          12,816
------------------------------------------------------------------------------------------------------------------------------

Notes to Financial Statements

Legg Mason Opportunity Trust

(Amounts in Thousands)

--------------------------------------------------------------------------------

1. Significant Accounting Policies:

  The Legg Mason Investment Trust, Inc. ("Corporation"), consisting of the Legg Mason Opportunity Trust ("Fund"), was organized on October 8, 1999, and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified investment company. The Institutional Class of the Fund commenced operations on June 26, 2000.

  The Fund consists of two classes of shares: Primary Class and Institutional Class. Information about the Primary Class is contained in a separate report to its shareholders. The income and expenses of the Fund are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. For the year ended December 31, 2001, transfer agent and shareholder servicing expenses were allocated as follows:
Primary Class, $900; Institutional Class, $11.

Security Valuation

  Securities owned by the Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value under procedures established by and under the general supervision of the Board of Directors. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund's adviser to be the primary market. Bonds with remaining maturities of 60 days or less are valued at amortized cost. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

Investment Income and Distributions to Shareholders

  Interest income and expenses are recorded on the accrual basis. As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing discount and premium on debt securities. Prior to January 1, 2001, the Fund did not amortize market discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in an increase of $2,146 in cost of securities and a corresponding decrease of $2,146 in net unrealized appreciation/(depreciation), based on securities held by the Fund on January 1, 2001.

  The effect of this change for the year ended December 31, 2001, was to increase net investment income by $12,642; decrease net unrealized appreciation/(depreciation) by $12,424; and decrease net realized gains/(losses) by $218.

  The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting.

Foreign Currency Translation

  Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Security Transactions

  Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

  At December 31, 2001, receivables for securities sold and payables for securities purchased were as follows:

Receivable for              Payable for
Securities Sold         Securities Purchased
--------------------------------------------
     $326                       $ --

  For the year ended December 31, 2001, investment transactions (excluding short-term investments) were as follows:

Purchases          Proceeds From Sales
--------------------------------------
$1,537,411              $854,496

--------------------------------------------------------------------------------

Short Sales

  The Fund is authorized to engage in short-selling, which obligates the Fund to replace the security borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash and/or liquid securities sufficient to cover its short position on a daily basis. At December 31, 2001, the Fund had no short positions.

Illiquid and Restricted Securities

  The Fund may invest in illiquid and restricted securities. Securities are deemed "illiquid" if they cannot be disposed of within seven days for approximately the price at which the Fund values the security. Restricted securities are subject to legal or contractual restrictions on resale. These securities may be sold only in privately negotiated transactions, unless the security is subsequently registered or exempt from registration. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Use of Estimates

  Preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Federal Income Taxes:

  No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income and capital gains to its shareholders. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

  Distributions during the years ended December 31, 2001 and 2000, were characterized as follows for tax purposes:

                                 For the Years Ended
                                     December 31,
                                ----------------------
                                 2001           2000
------------------------------------------------------
Ordinary income                 $6,626         $18,766
                                ------         -------
Total distributions             $6,626         $18,766
                                ======         =======

  The tax basis components of net assets at December 31, 2001, were as follows:

Unrealized appreciation                                    $  327,717
Unrealized depreciation                                      (390,560)
                                                           ----------
Net unrealized appreciation/(depreciation)                    (62,843)
Capital loss carryforwards                                    (47,870)
Paid-in capital                                             1,858,991
                                                           ----------
Net assets                                                 $1,748,278
                                                           ==========

  Pursuant to federal income tax regulations applicable to investment companies, the Fund elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2001, realized capital losses in the amount of $25,439 reflected in the accompanying financial statements will not be recognized for federal income tax purposes until 2002. The Fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. Unused capital loss carryforwards for federal income tax purposes at December 31, 2001, were $47,870, which expire in 2009.

  For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the Fund recorded the

--------------------------------------------------------------------------------

following permanent reclassifications. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income         $(474)
Accumulated realized gain/(loss)                6
Paid-in capital                               468

  At December 31, 2001, the cost of investments for federal income tax purposes was $1,803,085.

3. Repurchase Agreements:

  All repurchase agreements are fully collateralized by obligations issued by the U.S. government or its agencies, and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Fund's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

4. Transactions With Affiliates:

  The Fund has an investment management agreement with LMM, LLC ("LMM"). For its services to the Fund, LMM receives a management fee, calculated daily and payable monthly, at annual rates of the Fund's average daily net assets. Under the terms of the investment management agreement, LMM has agreed to waive its fees in any month (exclusive of taxes, interest, brokerage and extraordinary expenses) as shown in the following chart:

                                                                                      Year Ended             At
                                                                                   December 31, 2001  December 31, 2001
                                                                      Expense      -----------------  -----------------
                       Management        Asset        Expense       Limitation        Management         Management
                          Fee         Breakpoint     Limitation   Expiration Date     Fees Waived       Fees Payable
-----------------------------------------------------------------------------------------------------------------------
Primary Class            1.00%      $0-$100 million    1.99%      April 30, 2002         $ --              $1,100
                                     in excess of
                                     $100 million
                         0.75%
Institutional Class      1.00%      $0-$100 million    0.99%      April 30, 2002          --                   20
                                     in excess of
                                     $100 million
                         0.75%

  Legg Mason Funds Management, Inc. ("LMFM") serves as investment adviser to the Fund under an investment advisory agreement with LMM. For LMFM's services to the Fund, LMM (not the Fund) pays LMFM a fee, calculated daily and payable monthly, of 0.10% of the average daily net assets of the Fund up to $100 million and 0.05% of the average daily net assets of the Fund in excess of $100 million. For the year ended December 31, 2001, LMFM received $813.

  Legg Mason Fund Adviser, Inc. ("LMFA") serves as administrator to the Fund under an administrative services agreement with LMM. For LMFA's services to the Fund, LMM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, of 0.05% of the average daily net assets of the Fund. LMFA has agreed to waive indefinitely all fees payable to it under the agreement.

  Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Fund. Legg Mason receives an annual distribution fee and an annual service fee, based on the Fund's Primary Class's average daily net assets, computed daily and payable monthly as follows:

                                       At December 31, 2001
                                     ------------------------
Distribution         Service         Distribution and Service
    Fee                Fee                 Fees Payable
-------------------------------------------------------------
   0.75%              0.25%                   $1,439

  The Fund paid $20 in brokerage commissions to Legg Mason for the year ended December 31, 2001.

  LM Fund Services, Inc. has an agreement with the Fund's transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid LM Fund Services, Inc. $306 for the year ended December 31, 2001.

--------------------------------------------------------------------------------

  LMM, LMFM, LMFA and LM Fund Services, Inc. are corporate affiliates of Legg Mason, Inc.

5. Transactions With Affiliated Companies:

  An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Transactions during the period in securities of companies which are or were affiliated are as follows:

                                                                                         Market
                                Cost at    Purchase     Sales     Dividend   Cost at    Value at
                                12/31/00     Cost       Cost       Income    12/31/01   12/31/01
------------------------------------------------------------------------------------------------
TALK America Holdings, Inc.     $ 34,584   $     --   $  (3,398)    $ --     $ 31,186   $  8,227
Ames Department Stores, Inc.      37,517         --     (37,517)      --           --         --
Hollywood Entertainment
  Corporation                     12,552         --      (7,191)      --           --         --(A)
Level 3 Communications, Inc.          --    166,006     (16,684)      --      149,322    168,425
Pinnacle Entertainment, Inc.          --     18,563          --       --       18,563     10,854
Cott Corporation                  33,563         --      (9,206)      --       24,357     69,232
The FINOVA Group Inc.             40,460         --     (40,460)      --           --         --
                                --------   --------   ---------     ----     --------   --------
                                $158,676   $184,569   $(114,456)    $ --     $223,428   $256,738
                                ========   ========   =========     ====     ========   ========

6. Line of Credit:

  The Fund, along with certain other Legg Mason Funds, participates in a $300 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. For the year ended December 31, 2001, the Fund had no borrowings under the Credit Agreement.

7. Fund Share Transactions:

  At December 31, 2001, there were 300,000 and 100,000 shares authorized at $0.001 par value for the Primary Class and Institutional Class, respectively, of the Fund. Share transactions were as follows:

                                                           Reinvestment
                                        Sold             of Distributions
                                --------------------   --------------------
                                Shares      Amount     Shares      Amount
---------------------------------------------------------------------------
-- Primary Class
  Year Ended Dec. 31, 2001       87,388   $  909,024       651   $    6,164
  Year Ended Dec. 31, 2000      112,195    1,157,980     1,890       18,070
-- Institutional Class
  Year Ended Dec. 31, 2001        4,026   $   42,117        40   $      384
  Period Ended Dec. 31,
     2000(B)                      1,323       13,894        34          320
---------------------------------------------------------------------------

                                    Repurchased             Net Change
                                --------------------   --------------------
                                Shares      Amount     Shares      Amount
---------------------------------------------------------------------------
-- Primary Class
  Year Ended Dec. 31, 2001      (28,357)  $ (278,703)   59,682   $  636,485
  Year Ended Dec. 31, 2000      (13,098)    (133,145)  100,987    1,042,905
-- Institutional Class
  Year Ended Dec. 31, 2001       (2,229)  $  (22,684)    1,837   $   19,817
  Period Ended Dec. 31,
     2000(B)                        (26)        (279)    1,331       13,935
---------------------------------------------------------------------------

---------------

(A) Due to the sale of shares, Hollywood Entertainment Corporation is no longer an affiliated company. As of December 31, 2001, the Fund held 4.11% of the total outstanding shares.
(B) June 26, 2000 (commencement of operations of this class) to December 31,
    2000.

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors
Legg Mason Investment Trust, Inc. -- Legg Mason Opportunity Trust

  We have audited the accompanying statement of net assets of Legg Mason Opportunity Trust (the "Fund") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights (Institutional Class) for the year then ended and for the period June 26, 2000 (commencement of operations) through December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Opportunity Trust at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights (Institutional Class) for the year then ended and for the period June 26, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States.

                                    [Ernst & Young LLP]

Philadelphia, Pennsylvania
February 4, 2002

Directors and Officers

  The table below provides information about each of the Corporation's directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, c/o Legal and Compliance Department, 23rd Floor, Baltimore, Maryland 21202.

----------------------------------------------------------------------------------------------------------------------
                                        TERM OF
                                        OFFICE
                                          AND
                         POSITION(S)    LENGTH         NUMBER OF              OTHER                 PRINCIPAL
                          HELD WITH     OF TIME    LEGG MASON FUNDS       DIRECTORSHIPS      OCCUPATION(S) DURING THE
     NAME AND AGE           FUNDS      SERVED(A)       OVERSEEN               HELD               PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
 Curley, John F.,         Chairman     Since      Chairman and         None                 Director and/or officer of
 Jr.(B)                   and          1999       Director/Trustee of                       various other Legg Mason
 Age 62                   Director                all Legg Mason                            affiliates. Retired Vice
                                                  funds (consisting                         Chairman and Director of
                                                  of 23 portfolios).                        Legg Mason, Inc. and Legg
                                                                                            Mason Wood Walker,
                                                                                            Incorporated. Formerly:
                                                                                            Director of Legg Mason
                                                                                            Fund Adviser, Inc. and
                                                                                            Western Asset Management
                                                                                            Company (each a registered
                                                                                            investment adviser).
----------------------------------------------------------------------------------------------------------------------
 Fetting, Mark R.(C)      President    Since      Director of Legg     Director of the      Executive Vice President
 Age 47                   and          2001       Mason Value Trust,   Royce Family of      of Legg Mason, Inc.
                          Director                Inc., Legg Mason     Funds (consisting    Director and/or officer of
                                                  Special Investment   of 17 portfolios).   various other Legg Mason
                                                  Trust, Inc., Legg                         affiliates. Formerly:
                                                  Mason Investment                          Division President and
                                                  Trust, Inc. and                           Senior Officer of
                                                  Legg Mason Charles                        Prudential Financial
                                                  Street Trust, Inc.;                       Group, Inc. and related
                                                  President of all                          companies, including fund
                                                  Legg Mason funds                          boards and consulting
                                                  (consisting of 23                         services to subsidiary
                                                  portfolios).                              companies from 1991 to
                                                                                            2000; Partner, Greenwich
                                                                                            Associates; Vice
                                                                                            President, T. Rowe Price
                                                                                            Group, Inc.
----------------------------------------------------------------------------------------------------------------------
 Diaz, Nelson A.          Director     Since      Director/Trustee of  None                 City Solicitor for the
 Age 54                                2000       all Legg Mason                            City of Philadelphia.
                                                  funds except Legg                         Trustee of Temple
                                                  Mason Income Trust,                       University and
                                                  Inc. and Legg Mason                       Philadelphia Museum of
                                                  Tax Exempt Trust,                         Art. Board member of U.S.
                                                  Inc. (consisting of                       Hispanic Leadership
                                                  18 portfolios).                           Institute and National
                                                                                            Association for Hispanic
                                                                                            Elderly. Formerly:
                                                                                            Partner, Blank Rome LLP,
                                                                                            Counselors at Law (1997-
                                                                                            2002); General Counsel,
                                                                                            United States Department
                                                                                            of Housing and Urban
                                                                                            Development (1993-1997).
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                        TERM OF
                                        OFFICE
                                          AND
                         POSITION(S)    LENGTH         NUMBER OF              OTHER                 PRINCIPAL
                          HELD WITH     OF TIME    LEGG MASON FUNDS       DIRECTORSHIPS      OCCUPATION(S) DURING THE
     NAME AND AGE           FUNDS      SERVED(A)       OVERSEEN               HELD               PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
 Gilmore, Richard G.      Director     Since      Director/Trustee of  Director of CSS      Trustee of Pacor
 Age 74                                1999       all Legg Mason       Industries, Inc.     Settlement Trust, Inc.
                                                  funds (consisting    (diversified         Formerly: Senior Vice
                                                  of 23 portfolios).   holding company      President, Chief Financial
                                                                       that makes seasonal  Officer and Director of
                                                                       decorative           PECO Energy Co., Inc. (now
                                                                       products).           Exelon Corporation);
                                                                                            Director of Finance for
                                                                                            the City of Philadelphia;
                                                                                            Executive Vice President
                                                                                            and Treasurer, Girard Bank
                                                                                            and Vice President of its
                                                                                            parent holding company,
                                                                                            the Girard Company.
----------------------------------------------------------------------------------------------------------------------
 Lehman, Arnold L.        Director     Since      Director/Trustee of  None                 Director of The Brooklyn
 Age 57                                1999       all Legg Mason                            Museum of Art. Formerly:
                                                  funds (consisting                         Director of The Baltimore
                                                  of 23 portfolios).                        Museum of Art.
----------------------------------------------------------------------------------------------------------------------
 McGovern, Jill E.        Director     Since      Director/Trustee of  None                 Chief Executive Officer of
 Age 57                                1999       all Legg Mason                            The Marrow Foundation
                                                  funds (consisting                         since 1993. Formerly:
                                                  of 23 portfolios).                        Executive Director of the
                                                                                            Baltimore International
                                                                                            Festival (1991 - 1993);
                                                                                            Senior Assistant to the
                                                                                            President of The Johns
                                                                                            Hopkins University
                                                                                            (1986-1990).
----------------------------------------------------------------------------------------------------------------------
 Murphy, Jennifer W.(D)   Director     Since      Director of Legg     None                 Senior Vice President,
 Age 37                                1999       Mason Investment                          COO, CFO and Director of
                                                  Trust, Inc.                               Legg Mason Funds
                                                                                            Management, Inc. Chief
                                                                                            Operations Officer of LMM
                                                                                            LLC. Formerly: strategy
                                                                                            consultant with Corporate
                                                                                            Decisions, Inc.
                                                                                            (1992-1995).
----------------------------------------------------------------------------------------------------------------------
 O'Brien, G. Peter        Director     Since      Director/Trustee of  Director of the      Trustee of Colgate
 Age 56                                1999       all Legg Mason       Royce Family of      University. President of
                                                  funds except Legg    Funds (consisting    Hill House, Inc.
                                                  Mason Income Trust,  of 17 portfolios);   (residential home care).
                                                  Inc. and Legg Mason  Renaissance Capital  Formerly: Managing
                                                  Tax Exempt Trust,    Greenwich Funds;     Director, Equity Capital
                                                  Inc. (consisting of  and Pinnacle         Markets Group of Merrill
                                                  18 portfolios).      Holdings, Inc.       Lynch & Co. (1971- 1999).
                                                                       (wireless communi-
                                                                       cations).
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                        TERM OF
                                        OFFICE
                                          AND
                         POSITION(S)    LENGTH         NUMBER OF              OTHER                 PRINCIPAL
                          HELD WITH     OF TIME    LEGG MASON FUNDS       DIRECTORSHIPS      OCCUPATION(S) DURING THE
     NAME AND AGE           FUNDS      SERVED(A)       OVERSEEN               HELD               PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
 Rodgers, T.A.            Director     Since      Director/Trustee of  None                 Principal, T.A. Rodgers &
 Age 67                                1999       all Legg Mason                            Associates (management
                                                  funds (consisting                         consulting). Formerly:
                                                  of 23 portfolios).                        Director and Vice
                                                                                            President of Corporate
                                                                                            Development, Polk Audio,
                                                                                            Inc. (manufacturer of
                                                                                            audio components).
----------------------------------------------------------------------------------------------------------------------
 Duffy, Marc R.(E)        Vice         Since      Vice President and   None                 Associate General Counsel
 Age 44                   President    2000       Secretary of all                          of Legg Mason Wood Walker,
                          and                     Legg Mason funds                          Incorporated. Formerly:
                          Secretary               (consisting of 23                         Senior Associate,
                                                  portfolios).                              Kirkpatrick & Lockhart LLP
                                                                                            (1996-1999); Senior
                                                                                            Counsel, Securities and
                                                                                            Exchange Commission,
                                                                                            Division of Investment
                                                                                            Management (1989-1995).
----------------------------------------------------------------------------------------------------------------------
 Karpinski, Marie K.(E)   Vice         Since      Vice President and   None                 Vice President and
 Age 53                   President    1999       Treasurer of all                          Treasurer of Legg Mason
                          and                     Legg Mason funds                          Fund Adviser, Inc. and
                          Treasurer               (consisting of 23                         Western Asset Funds, Inc.,
                                                  portfolios).                              Treasurer of Pacific
                                                                                            American Income Shares,
                                                                                            Inc.
----------------------------------------------------------------------------------------------------------------------

(A) Directors of the Corporation serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors.

(B) Mr. Curley is considered to be an interested person (as defined in the 1940
    Act) of the Corporation by virtue of being an employee of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Corporation.

(C) Mr. Fetting is considered to be an interested person (as defined in the 1940
    Act) of the Corporation by virtue of being an employee of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Corporation.

(D) Ms. Murphy is considered to be an interested person (as defined in the 1940
    Act) of the Corporation by virtue of being an employee of Legg Mason Funds Management, Inc., an investment adviser to the Corporation.

(E) Officers of the Corporation are interested persons (as defined in the 1940
    Act).

            ADDITIONAL INFORMATION ABOUT THE CORPORATION'S DIRECTORS
            AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL
             INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY
                            CALLING 1-800-822-5544.

                             Investment Manager

                             LMM, LLC
                             Baltimore, MD

                             Investment Adviser

                             Legg Mason Funds Management, Inc.
                             Baltimore, MD

                             Board of Directors

                             John F. Curley, Jr., Chairman
                             Mark R. Fetting, President
                             Nelson A. Diaz
                             Richard G. Gilmore
                             Arnold L. Lehman
                             Dr. Jill E. McGovern
                             Jennifer W. Murphy
                             G. Peter O'Brien
                             T. A. Rodgers

                             Transfer and Shareholder Servicing Agent

                             Boston Financial Data Services
                             Boston, MA

                             Custodian

                             State Street Bank & Trust Company
                             Boston, MA

                             Counsel

                             Kirkpatrick & Lockhart LLP
                             Washington, DC

                             Independent Auditors

                             Ernst & Young LLP
                             Philadelphia, PA

This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

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